STEIN ROE ADVISOR TAX-MANAGED GROWTH FUND

                Supplement to Prospectus dated February 28, 1998

The Fund's Prospectus is amended as follows:

(A) Effective June 1, 1998, Liberty Financial Investments, Inc. (Distributor) will pay an additional 1% commission (total commission of 5%) to financial service firms on sales of Class B shares of the above Fund to their clients or customers. The commission will be paid directly from the Distributor's assets and will not affect the expenses paid by Fund shareholders. Financial service firms may waive receipt of all or any portion of these payments.

(B) Effective May 14, 1998, the Fund's custodian is The Chase Manhattan Bank.

MG-36/318F-0598                                                 May 29, 1998